INCOME TAXES	6 Months Ended	12 Months Ended
	May 31, 2024	Nov. 30, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 - INCOME TAXES

The Company conducts its businesses in Japan and is subject to tax in this jurisdiction. During the six months ended May 31, 2024 and 2023, all taxable income of the Company is generated in Japan. As a result of its business activities, the Company files tax returns that are subject to examination by the local tax authority. Income taxes in Japan applicable to the Company are imposed by the national, prefectural, and municipal governments, and in the aggregate resulted in an effective statutory rate of approximately 34.59% for the six months ended May 31, 2024 and 2023.

For the six months ended May 31, 2024 and 2023, the Company’s income tax expenses are as follows:

	For the Six Months Ended
	May 31,
	2024	2023
Current	$8,589,918	$15,040,525
Deferred	758,690	745,653
Total	$9,348,608	$15,786,178

The effective tax rate was 38.49% and 36.53% for the six months ended May 31, 2024 and 2023, respectively.

NOTE 9 - INCOME TAXES

The Company conducts its businesses in Japan and is subject to tax in this jurisdiction. During the years ended November 30, 2023, 2022 and 2021, all taxable income of the Company is generated in Japan. As a result of its business activities, the Company files tax returns that are subject to examination by the local tax authority. Income taxes in Japan applicable to the Company are imposed by the national, prefectural, and municipal governments, and in the aggregate resulted in an effective statutory rate of approximately 34.59% for the years ended November 30, 2023, 2022 and 2021.

For the years ended November 30, 2023, 2022 and 2021, the Company’s income tax expenses are as follows:

	For the Years Ended
	November 30,
	2023	2022	2021
Current	$23,527,541	$22,064,674	$8,336,057
Deferred	128,885	1,052,812	679,502
Total	$23,656,426	$23,117,486	$9,015,559

A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of operations and comprehensive income to the Japanese statutory tax rate for the years ended November 30, 2023, 2022 and 2021 is as follows:

	For the Years Ended
	November 30,
	2023	2022	2021
Japanese statutory tax rate	34.59%	34.59%	34.59%
Entertainment expenses not deductible	0.18%	0.14%	0.22%
Non-taxable dividend income	(0.03)%	(0.01)%	(0.08)%
Effect of additional income tax liabilities from tax examination (1)	3.56%	-	-
Other adjustments	(0.76)%	4.14%	3.17%
Effective tax rate	37.54%	38.86%	37.90%

(1)	During the year ended November 30, 2023, the Company underwent a tax examination conducted by the Japanese tax authorities for its income tax returns for the years ended November 30, 2018 through November 30, 2022. The liabilities on the income tax exposure were determined to be JPY314 million ($2.1 million) based on the outcome of the examination. Such liabilities were recognized and reported in the consolidated financial statements for the year ended November 30, 2023.

The tax effects of temporary differences that give rise to the deferred income tax assets and liabilities on November 30, 2023 and 2022 are presented below:

	November 30,	November 30,
	2023	2022
Deferred income tax assets
Revenue and expense adjustments	$308,031	$102,498
Net operating losses	130,038	25,225
Lease liabilities	879,804	484,308
Others	92,290	42,064
Total deferred income tax assets	$1,410,163	$654,095

Deferred income tax liabilities
Revenue and expense adjustments	$(59,666)	$(72,006)
Fair value change on investment securities	(44,862)	(23,504)
Change in cash surrender value of life insurance policies	(2,169,419)	(1,812,951)
Right-of-use assets	(785,763)	(466,848)
Others	(109,844)	(16,992)
Total deferred income tax liabilities	$(3,169,554)	$(2,392,301)

Deferred income tax assets, net (included in other assets)	$70,373	$-
Deferred income tax liabilities, net (included in other liabilities)	$(1,829,764)	$(1,738,206)

The realization of deferred tax assets is dependent upon the generation of sufficient taxable income of the appropriate character in future periods. The Company regularly assesses the ability to realize its deferred tax assets and establishes a valuation allowance if it is more-likely-than-not that some portion of the deferred tax assets will not be realized. The Company weighs all available positive and negative evidence, including its earnings history and results of recent operations, projected future taxable income, and tax planning strategies.

The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as the Company’s projections for growth. The adjustments of a valuation allowance against deferred tax assets may cause greater volatility in the effective tax rate in the periods in which the valuation allowance is adjusted. Based upon the level of historical taxable profit and projections for future taxable profit over the periods for which the deferred tax assets are deductible, management believes it is probable that the Company will utilize the benefits of these deferred tax assets as of November 30, 2023 and 2022. Uncertainty of estimates of future taxable profit could increase due to changes in the economic environment surrounding the Company, effects by market conditions, effects of currency fluctuations or other factors.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of November 30, 2023 and 2022, the management considered the Company did not have any significant unrecognized uncertain tax positions. The Company does not anticipate any significant increases or decreases in unrecognized tax benefits in the next twelve months from November 30, 2023. Open tax years in Japan are five years. The Company’s income tax returns filed in Japan for the tax years prior to November 30, 2023 were examined by the relevant tax authorities.